 10% CONVERTIBLE PROMISSORY NOTE

Goldspan Resources, Inc.

EXHIBIT A

This note, and any shares acquired upon conversion hereof, have not been registered under the securities act of 1933, as amended, (the "act") or any state securities laws, and may not be sold, offered for sale, pledged, hypothecated, or otherwise transferred in the absence of (a) an effective registration statement under the act and any applicable state securities laws, or (b) an opinion of counsel acceptable to counsel for the issuer that such registration is not required and that the proposed transfer may be made without violation of the act and any applicable state securities law.

$100,000	Dec 12 2013

GOLDSPAN RESOURCES, INC.

(a Nevada corporation)

CONVERTIBLE NOTE

Due On or Before December 31, 2013

GOLDSPAN RESOURCES, INC., a Nevada corporation (the "Company"), for value received and intending to be legally bound, hereby promises to pay to the order of Arlan Franz who resides at P.O. Box 1046, Sydney, MT 59270, or registered assigns ("Holder"), the principal amount of one hundred thousand dollars on or before December 31, 2013, together with interest thereon as set forth herein.

1. Convertible Note. This Convertible Note is one of a duly authorized issue of the Company's Convertible Notes (a "Note" or the "Notes"), up to a maximum of Two Hundred Fifty Thousand Dollars ($250,000) in relevant subscriptions.

2. Principal and Interest Payment. This Note and all accrued interest thereon shall be due and payable on or before December 31, 2014. Interest shall be calculated at the rate of ten percent (10%) per annum. Payment of principal and all accrued interest on this Note shall be made upon presentation of this Note by the Holder at the offices of the Company, in lawful money of the United States of America, by delivery of a check payable in immediately available funds to the Holder at Holder's address; PROVIDED HOWEVER, the Holder may, at his option, accept such payment in Shares (as hereinafter defined), instead of by payment of money, the number of Shares to be determined by dividing the amount of the payment then due by the Conversion Price (as hereinafter defined). The Company may prepay all or any portion of this Note at any time, subject to the notice provisions and limitations included here in below.

The Company may treat the Holder on the Note Register kept by the Company as the owner of this Note for the purpose of receiving payment and for all other purposes and the Company shall not be affected by any notice to the contrary. This Note is transferable only (i) in accordance with the terms hereof, and (ii) by surrender thereof at an office or agency of the Company where this Note is payable, duly endorsed or accompanied by a written instrument duly executed by the Holder of this Note or his attorney duly authorized in writing.

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3. Conversion of Note. This Note may be converted into shares of Common Stock of the Company, as follows:

(a) Conversion. Subject to and upon compliance with the provisions of this section captioned "Conversion of Note," at the option of the Holder, at any time before December 31, 2013, the unpaid principal balance of the Note may be converted, in whole or in part, into fully-paid and non-assessable shares of Common Stock, par value $0.0001 (1/1000) per share, of the Company (the "Shares"), at a conversion price of $0.10 per share (the "Conversion Price"), and the result thereof shall be divided into the portion of the then outstanding principal balance and the result thereof shall be the number of Shares to be issued to Holder and the principal represented thereby shall be canceled upon delivery of the Note to the offices of the Company. Such conversion shall be effectuated by the Holder submitting to the Company a notice of conversion attached hereto as Exhibit "1" (the "Conversion Notice"), which the Holder shall execute and return to the Company. The Conversion Notice shall state the dollar amount thereof to be so converted and shall include or be accompanied by representations as to the Holder's investment intent substantially similar to those contained in this Note. Shares issuable upon conversion of the Note shall be issued in the name of the Holder and shall be transferable only in accordance with all of the terms and restrictions contained herein. No fractional Shares shall be issued or delivered upon conversion of the Note.

(b) Subdivision or Combination. Whenever the Company shall subdivide or combine the outstanding shares of Common Stock issuable upon conversion of this Note, the Conversion Price in effect immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

(c) Reclassification or Change. Whenever any reclassification or change of the outstanding shares of Common Stock shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination), effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of this Note the kind of stock, other securities or property receivable upon such reclassification by a holder of the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such reclassification. Thereafter, the rights of the Holder with respect to the adjustment of the amount of securities or other property obtainable upon conversion of this Note shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this subparagraph (c).

(d) Merger. If, prior to repayment of the obligations relevant hereto, or prior to Holder's conversion of this Note into equity in the Company, the Company shall be consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock with the view to distributing such stock to its shareholders, each share of stock into which this Note is convertible shall be replaced for the purposes hereof by a pro rata amount of the securities or property issuable or distributable, based upon the percentage of the Company's Common Stock which a Holder would have owned had a Holder exercised his/her/its conversion rights herein after consummation of such merger, consolidation or sale and adequate provision to that effect shall be made at the time thereof. The Company will provide the Holder at least thirty (30) days prior written notice of any event described in this subsection (d).

(e) Minimal Adjustments. The Company shall not be required to make any adjustment of the Conversion Price the amount of which shall be less than $.01, but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, when aggregated with any adjustment or adjustments so carried forward, shall amount to not less than $.01.

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(f) Notices of Record Date. In case

(i) the Company shall declare a dividend (or make any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

(ii) the Company shall grant the holders of its Common Stock the right to subscribe for or purchase any shares of its capital stock of any class; or

(iii) the Company shall make any distribution on or in respect of the Common Stock in connection with the dissolution, liquidation or winding up of the Company; or

(iv) there is to be a reclassification of the Common Stock of the Company (other than the subdivision or combination of its outstanding shares of Common Stock), a consolidation or merger to which the Company is a party and in connection with which approval of any class of stockholders of the Company is required, or a sale or conveyance of the property of the Company as an entirety or substantially as an entirety, then and in each such event, the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which any action is to be taken for the purpose of such dividend, distribution or granting of rights, or the date on which such reclassification, consolidation or merger is expected to become effective, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization or reclassification. Such notice shall be mailed at least 10 days prior to the record date or effective date therein specified.

(g) Reservation of Common Shares. The Company shall take or has taken all steps necessary to reserve a number of its authorized but unissued Common Shares sufficient for issuance upon conversion of this Convertible Subordinated Note pursuant to the provisions included hereinabove.

4. Securities Laws Restrictions. This Note and the Shares issuable upon conversion have not been registered for sale under the Securities Act of 1933, as amended, and neither this Note nor those shares nor any interest in this Note nor those shares may be sold, offered for sale, pledged or otherwise disposed of without compliance with applicable securities laws, including, without limitation, an effective registration statement relating thereto or delivery of an opinion of counsel acceptable to the Company that such registration is not required under the Securities Act of 1933.

By accepting this Note, the Holder hereby acknowledges that this Note has not been registered under the Securities Act of 1933, as amended, or any state securities laws and Holder represents for himself, herself or itself and his, her or its legal representative, successors and assigns that he, she or it is acquiring this Note and will acquire any shares issued upon conversion hereof, for his, her or its own account, for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities and Holder agrees to reaffirm, in writing, this investment representation at the time of exercise of the conversion right set forth above.

5. Status of Registered Holder. The Company may treat the registered holder of this Note as the absolute owner of this Note for the purposes of making payments of principal or interest and for all other purposes and shall not be affected by any notice to the contrary.

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6. Events of Default. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

(a) if the Company shall default in the payment of principal and/or interest accruing herein when the same becomes due and payable, whether at maturity or by declaration of acceleration or otherwise, and shall fail to cure such default within thirty days after written notice thereof from the Holder to the Company; or

(b) if the Company shall materially default in the performance of or compliance with any term contained herein and such default shall not have been remedied within thirty days after written notice thereof from the Holder to the Company; or

(c) if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or a voluntary petition for reorganization under Title 11 of the United States Code ("Title 11") shall be filed by the Company or an order shall be entered granting relief to the Company under Title 11 or a petition shall be filed by the Company in bankruptcy, or the Company shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or if the Company or its directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company; or

(d) if within 120 days after the commencement of an action against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or nullified or all orders or proceedings there under affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 120 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated; then, and in any such event, the Holder may at any time (unless such Event of

Default shall theretofore have been remedied) at his, her or its option, by written notice to the Company, declare the Note to be due and payable, whereupon the Note shall forthwith mature and become due and payable, together with interest accrued thereon, and thereafter interest shall be due, at the rate per annum hereinabove provided, on the entire principal balance until the same is fully paid, and on any overdue interest (but only to the extent permitted by law), without presentment, demand, protest or notice, all of which are hereby waived, subject however, to the other terms, including those relating to subordination, of this Note. In the case of a default in the payment of any principal of or interest on the Note, the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

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7. Usury Laws. Notwithstanding any provision contained in this Note to the contrary, the Company's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate.

8. Notices. All notices required or permitted to be given under this Note shall be in writing (delivered by hand or sent certified or registered mail, return receipt requested, or by nationally recognized overnight courier service) addressed to the following addresses:

If to Holder: At his, her or its address on the Note

Register of the Company

If to Company: GOLDSPAN RESOURCES, INC.

836 S. Vance St. Unit E

Lakewood, CO 80226

Attn: Phillip Allen, President

All notices shall be deemed given upon receipt by the recipient.

9. Governing Law. This Note has been made and delivered in Lakewood, Colorado and shall be governed by the laws of the State of Nevada.

10. Severability. If any provision, paragraph or subparagraph of this Note is adjudged by any court to be void or unenforceable in whole or in part, this adjudication shall not affect the validity of the remainder of the Note, including any other provision, paragraph or subparagraph. Each provision, paragraph or subparagraph of this Note is separable from every other provision, paragraph and subparagraph and constitutes a separate and distinct covenant.

11. Amendment. This Note may only be amended in writing, duly endorsed by the parties hereto.

12. Headings. The headings in this Note are solely for convenience of reference and shall not affect its interpretation.

Attest:

GOLDSPAN RESOURCES, INC.

By: /s/ Phillip Allen

Phillip Allen, President

ACCEPTANCE

The foregoing subscription agreement is accepted by:

Goldspan Resources, Inc.

a Nevada corporation

By: /s/ Phillip Allen

Title: President

Date: 12/11/12

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